SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)

                  of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 1995

                                ImmunoGen, Inc.
              (Exact name of registrant as specified in its charter)

Massachusetts			                   0-17999	               04-2726691
(State or other jurisdiction	     	(Commission	           (IRS Employer
of incorporation)                  File Number)           Identification No.)


                128 Sidney Street, Cambridge, Massachusetts 02139

        Registrant's telephone number, including area code:(617) 661-9312








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Item 5.  Other Events.

On August 17, 1995, the Registrant publicly disseminated a press release announcing that the Registrant issued $3.6 million of subordinated, convertible debentures pursuant to Regulation S of the Securities Act of 1933. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.    	Financial Statements and Exhibits.

(c)	Exhibits.

        99.1	The Registrant's Press Release dated August 17, 1995.



































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                	ImmunoGen, Inc.
                                                 (Registrant)

Date:         August 29, 1995              		    /s/Frank J. Pocher
                                                 Frank J. Pocher
                                                 Vice President and
                                                 principal financial officer














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                                EXHIBIT INDEX

Exhibit                             		                     Sequential
Number		                 Description		                     Page Number

99.1                     The Registrant's Press                 5
                         Release dated August 17, 1995.

















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                                contact:     Mitchel Sayare
                                             Chairman, Chief Executive Officer
                                            	617-661-9312



                            FOR IMMEDIATE RELEASE

           IMMUNOGEN ISSUES $3.6 MILLION OF CONVERTIBLE DEBENTURES

Cambridge, Mass., August 17, 1995--ImmunoGen, Inc. (Nasdaq: IMGN) today announced that it has completed the sale of $3.6 million of subordinated, convertible debentures to a small number of European investors. The transaction was undertaken pursuant to Regulation S of the Securities Act of 1933.

"This transaction provides timely financial support for the company," states Chairman and Chief Executive Officer, Mitchel Sayare. "Since the registration of patients to our Phase III study of Oncolysin B has taken longer than we expected, these funds buy us more time to evaluate how to boost the accrual rate. In addition we also are evaluating other options that could shorten the time to complete the clinical trial, though we will need to raise additional funds before these studies are completed."

The terms of the transaction allow the investors to convert the debentures to shares of ImmunoGen common stock during the period beginning October 2, 1995 through July 31, 1996. The conversion price is based on a pre-determined discount to the market price at the time of conversion.

ImmunoGen, Inc. develops innovative biopharmaceuticals, primarily for the treatment of cancer. The company has created potent immunoconjugates, consisting of toxins or drugs coupled to monoclonal antibodies for delivery to and destruction of cancer cells at specific stages of disease.

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